UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) April 3, 2006

                        Commission File Number 000-50218

                               BEKEM METALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                     UTAH                                    87-0669131
       -------------------------------                  ---------------------
       (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                  Identification Number)

              170 Tchaikovsky Street, 4th Floor, Almaty, Kazakhstan
              -----------------------------------------------------
                    (Address of principal executive offices)

                                     050000
                                   ---------
                                   (Zip Code)

                                 +7 3272 582 386
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Principal Financial Officer

         On April 3, 2006, Mr. James Gunnell resigned as the Chief Financial Officer of the Company. Mr. Gunnell's resignation was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices. Mr. Gunnell will continue to serve on the Company's board of directors.

         As a result of Mr. Gunnell's resignation, on April 3, 2006, our board of directors appointed Yermek Kudabayev to serve as our Chief Financial Officer. Following is a brief description of the business background of Mr. Kudabayev:

         Mr. Kudabayev earned a Bachelors degree in Engineer-Economics from the Moscow Institute of Steel and Alloys in 1993. He earned an MBA degree from the Kazakhstan Institute of Management, Economics and Strategic Research in 1996. Mr. Kudabayev has been a member of the Association of Chartered Certified Accountants, an international accountancy body, since 2004. He was issued a Certified Accounting Practitioner Certificate from the International Counsel of Certified Accountants and Auditors in 2002. He has been a Kazakhstani Certified Accountant since 1998 and a Certified Kazakhstani Auditor since 2000. Prior to joining the Company, Mr. Kudabayev served as the Finance Director for Kazkhoil Aktobe LLP from 2003 to April 2006. As the Finance Director, Mr. Kudabayev was responsible for budgeting, planning, cash flow forecasting and management, strategic research accounting, taxation and reporting. From 2002 to 2003, Mr. Kudabayev served as the Director of the Astana, Kazakhstan office of Ernst & Young, where he was responsible for auditing and coordination of projects in the Astana, Karaganda and Pavlodar regions of Kazakhstan. From 1997 to 2002 Mr. Kudabayev worked for Arthur Andersen as a Senior Auditor and as a Manager. Mr. Kudabayev is not a director of any SEC reporting company. Mr. Kudabayev is 36 years old.

         There are no family relationships among any of the Company's officers or directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BEKEM METALS, INC.



Date: April 7, 2006                             By: /s/ Marat Cherdabayev
                                                   ----------------------------
                                                   Marat Cherdabayev, President

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